EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of REV Group, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to REV Group, Inc. and will be retained by REV Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 7, 2022	By:	/s/ Mark A. Skonieczny
Mark A. Skonieczny
Chief Financial Officer (Principal Financial Officer)